Supplement dated June 22, 2015
to the Statement of Additional Information (the "SAI"), dated May 1, 2015, for the following fund:
Fund
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Diversified Absolute Return Fund
Effective on or about June 22, 2015 (the Effective Date), the fourth bullet point in the subsection Non-fundamental Policies - Investment in Foreign Securities in the Fundamental and Non-fundamental Investment Policies section of the SAI is hereby removed. Additionally, on the Effective Date, the second bullet point in the subsection Non-fundamental Policies - Purchasing and Selling Commodities in the Fundamental and Non-fundamental Investment Policies section of the SAI is hereby superseded and replaced with the following:
■	VP – AQR Managed Futures Strategy Fund may invest more than 25% of its net assets in commodities-related industries. Currently, the Fund considers commodities-related industries to include, among other industries, oil, natural gas, agricultural products and metals industries.
The rest of the section remains the same.
On the Effective Date, footnote "B" to the Types of Investments table in the About Fund Investments section of the SAI is hereby superseded and replaced with the following:
B. The following funds are not authorized to invest in Initial Public Offerings of equity securities: VP – AQR Managed Futures Strategy Fund and VP – Strategic Income Fund.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-6512-14 A (6/15)